Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Steven J. Bateman
Steven J. Bateman

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Harrington Bischof
Harrington Bischof

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Jimmy A. Dew
Jimmy A. Dew

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ John M. Dixon
John M. Dixon

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Charles J. Kovaleski
Charles J. Kovaleski

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Spencer LeRoy, III
Spencer LeRoy, III

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Glenn W. Reed
Glenn W. Reed

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Arnold L. Steiner
Arnold L. Steiner

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as her true and lawful attorney, for her, and in her name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 21st day of February, 2019.

/s/ Fredricka Taubitz
Fredricka Taubitz

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Charles F. Titterton
Charles F. Titterton

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Dennis P. Van Mieghem
Dennis P. Van Mieghem

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of February, 2019.

/s/ Steven Walker
Steven Walker

WITNESS:

/s/ Karl W. Mueller

/s/ John R. Heitkamp, Jr.